                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Scientific-Atlanta, Inc.'s Form S-8 Registration Statement of our report dated August 5, 1997, appearing on page 13 of Scientific-Atlanta, Inc.'s Form 10-K for the year ended June 27, 1997.

                                                             ARTHUR ANDERSEN LLP

Atlanta, Georgia
November 12, 1997